Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Carvana, LLC

1930 W. Rio Salado Parkway

Tempe, Arizona 85281

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Carvana, LLC (the “Company”) and Credit Suisse Securities (USA) LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. Wells Fargo Securities, LLC, and Robert W. Baird & Co. Inc. (collectively, the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Carvana Auto Receivables Trust 2021-P2, Asset-Backed Notes, Series 2021-P2.

The information provided to us, including the information set forth in the Statistical Data File (as defined herein), is the responsibility of the Company. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 10, 2021, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business May 3, 2021, with respect to 19,844 automobile receivables (the “Initial Statistical Data File”). At the Company’s instruction, we randomly selected 150 automobile receivables (the “Sample Receivables”) from the Initial Statistical Data File.

Further, on May 18, 2021, representatives of the Company provided us with a supplemental data file containing the borrower name for each of the automobile receivables set forth on the Initial Statistical Data File (the “Supplemental Data File”). At the Company’s instruction, we appended the Initial Statistical Data File with the corresponding information set forth on the Supplemental Data File. The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Borrower name	6. Original term
2. Origination date	7. Scheduled monthly payment
3. Original amount financed	8. Annual percentage rate (“APR”)
4. First payment date	9. Borrower state
5. Original maturity date

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 1. through 8. to the corresponding information set forth on or derived from the Installment Sales Contract, Modification Agreement or Correction Letter (collectively, the “Contract”). At your instruction, with respect to Characteristic 5., differences of thirty days or less are deemed to be “in agreement.”

We compared Characteristic 9. to the corresponding information set forth on or derived from the Title Application or other related correspondence (collectively, the “Title Certificate”).

In addition to the procedures described above, for each of the Sample Receivables, we looked for the existence of or observed the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on a Title Certificate;

•	a Credit Application;

•	a Truth-in-Lending Disclosure Statement;

•	an Agreement to Provide Insurance Statement is indicated on a Contract; and

•	a model type of “used” is indicated on the Contract.

The automobile receivable documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Receivable Documents, except as indicated in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 7, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 7, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in origination date

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 7, 2021.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable Number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Contract
1	200095258801	Origination date	4/25/2021	4/24/2021